POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal National Life Insurance
Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. D. Strable-Soethout, K. E. Shaff,
A. R. Sanders, and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal National Life
Insurance Company variable life contract:

Principal Variable Universal Life Income III File No. __________________________

with premiums received in connection with such contracts held in the Principal National Life Insurance Company
Variable Life Separate Account (File #811-_________) on Form N-6 or other forms under the Securities Act of
1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 25th day of July, 2011.

/s/ C. P. Freese
________________________________
C. P. Freese

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal National Life Insurance
Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. D. Strable-Soethout, K. E. Shaff,
A. R. Sanders, and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal National Life
Insurance Company variable life contract:

Principal Variable Universal Life Income III File No.___________________________________

with premiums received in connection with such contracts held in the Principal National Life Insurance Company
Variable Life Separate Account (File #811-_________) on Form N-6 or other forms under the Securities Act of
1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 25th day of July, 2011.

/s/ D. J. Houston
___________________________________
D. J. Houston

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal National Life Insurance
Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. D. Strable-Soethout, K. E. Shaff,
A. R. Sanders, and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal National Life
Insurance Company variable life contract:

Principal Variable Universal Life Income III File No. ______________________________

with premiums received in connection with such contracts held in the Principal National Life Insurance Company
Variable Life Separate Account (File #811-_________) on Form N-6 or other forms under the Securities Act of
1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 25th day of July, 2011.

/s/ T. J. Lillis
__________________________________
T. J. Lillis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Principal National Life Insurance
Company, an Iowa corporation (the "Company"), hereby constitutes and appoints D. D. Strable-Soethout, K. E. Shaff,
A. R. Sanders, and J. N. Hoffman, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name, place and stead of the undersigned, to execute and file any of the documents referred to below relating to registration under the Securities Act of 1933 with respect to the following Principal National Life
Insurance Company variable life contract:

Principal Variable Universal Life Income III File No. ______________________________

with premiums received in connection with such contracts held in the Principal National Life Insurance Company
Variable Life Separate Account (File #811-_________) on Form N-6 or other forms under the Securities Act of
1933, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or her or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned director has hereunto set his hand this 25th day of July, 2011.

/s/ G. A. Linde
_____________________________
G. A. Linde